                             THIRTEENTH AMENDMENT

                  THIRTEENTH AMENDMENT, dated as of July 29, 1997 (this "Amendment"), to the Credit Agreement, dated as of February 23, 1993 (as amended from time to time prior to the date hereof, the "Credit Agreement"), among Consolidated Cigar Corporation (individually and as successor by merger to Consolidated Cigar Acquisition Corporation, the "Company"), Congar International Corp. (f/k/a Congar Newco Inc.) ("Congar Newco"), the financial institutions from time to time parties thereto (the "Banks") and The Chase Manhattan Bank, as agent (in such capacity, the "Agent").

                             W I T N E S S E T H :

                  WHEREAS, the Company intends to consummate the Honduras Acquisition (as defined below);

                  WHEREAS, each of the Company and Congar Newco wishes to change the respective Commitments of the Banks in the manner specified herein;

                  WHEREAS, each of the Company and Congar Newco has requested that the Banks amend the Credit Agreement as more fully set forth herein; and

                  WHEREAS, the Banks and the Agent are willing to consent to such amendments only upon the terms, and subject to the conditions, set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company, Congar Newco, the Banks and the Agent hereby agree as follows:

                  1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

                  2. Commitments. Effective on the Effective Date (as defined below), the Commitments of the Banks shall be changed to the respective amounts set forth on Annex I to this Amendment, and the relevant provisions of the Credit Agreement shall be deemed to be amended to the extent necessary to reflect such changes.

                  3. New Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                  "Fabrica" shall mean Fabrica de Tabacos La Flor de Copan, S.A. de C.V., a Honduras corporation.

                  "Honduras Acquisition" shall mean the acquisition by the Company of no less than 50.1% and no more than 75.0% of the equity of Fabrica for a cash price equal to the product of (x) the aggregate percentage of the equity of Fabrica to be acquired by the Company, expressed in decimal terms and (y) $20,000,000.

                  4. Amendment to Section 9.08--Investments. Section 9.08 of the Credit Agreement is hereby amended by adding the following new clause (k) to the end thereof:

                  "and (k) the consummation of the Honduras Acquisition"

                  5. Amendment to Section 9.09--Dividend Payments. Section
9.09 of the Credit Agreement is hereby amended by adding the following sentences to the end of paragraph (a) thereof:

                  "In addition, Fabrica will not declare or make any Honduras Dividend Payment (as defined below) at any time unless such Honduras Dividend Payment is made on a pro rata basis (or a basis more favorable to the Company and its other Subsidiaries) to each holder of capital stock of Fabrica. For the purposes of the preceding sentence, "Honduras Dividend Payment" refers, with respect to Fabrica, to payments or other transactions of the type described in the definition of "Dividend Payment", with each reference in such definition to the Company being deemed for this purpose to be replaced by a reference to Fabrica. Each reference to Fabrica in the preceding two sentences shall be deemed to include a reference to any non-wholly owned Subsidiary of Fabrica."

                  6. Amendment to Section 12.06--Assignments. Clause (iii) of
Section 12.06(b) of the Credit Agreement is hereby amended by adding the following words to the end thereof:

                  "unless otherwise agreed by the Company and the Agent"

                  7. Conditions to Effectiveness. This Amendment shall become effective on and as of the date (the "Effective Date") on which all of the following conditions shall have been satisfied (which date shall, in any event, be no later than September 30, 1997): (a) the Agent shall have received counterparts of this Amendment, duly executed by the Company, Congar Newco and each of the Banks, (b) the Agent shall have received executed Notes reflecting the changed Commitments as described above, duly executed by the Company or Congar Newco, as the case may be, (c) the Honduras Acquisition shall have been consummated, (d) the Agent shall have received a satisfactory acknowledgement and consent with respect to the matters described in this Amendment from each Credit Party which shall, among other things, provide that the existing Security Documents shall continue to apply to the obligations under the Basic Documents as modified pursuant to this Amendment, (e) the Agent shall have received a satisfactory supplement to the Security Agreement pursuant to which the capital stock of Fabrica acquired by the Company in connection with the Honduras Acquisition (not to exceed 65% of the total outstanding capital stock of Fabrica) (the "New Pledged Stock") shall be pledged as collateral thereunder, (f) all actions necessary or advisable under the laws of New York to establish and perfect the Agent's first priority security interest in the New Pledged Stock shall have been taken and (g) the Agent shall have received a satisfactory signed opinion from Paul, Weiss, Rifkind, Wharton & Garrison.

                  8. Representations and Warranties. Each of the Company and Congar Newco, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement and otherwise in the Basic Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  9. Reference to and Effect on the Basic Documents; Limited Effect. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Basic Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. The execution, delivery and effectiveness of this Amendment, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Basic Documents, nor constitute a waiver or amendment of any provisions of any of the Basic Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Basic Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  10. Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.




CONSOLIDATED CIGAR CORPORATION


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                     CONGAR INTERNATIONAL CORP. (f/k/a
                                     Congar Newco Inc.)


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                     THE CHASE MANHATTAN BANK, as Agent and
                                     as a Bank


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                     BANKBOSTON, N.A.


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                     GIROCREDIT BANK


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                     NATIONSBANK, N.A.


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                     BANCO SANTANDER PUERTO RICO


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                                                        Annex I
                                                        to Thirteenth Amendment




=============================================================================================================
             Bank                    Cigar WC              Cigar RC              Congar WC        Congar RC
                                    Commitment            Commitment            Commitment       Commitment
-------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                     $0        $10,562,153.29         $2,339,385.10              $0
-------------------------------------------------------------------------------------------------------------
BankBoston, N.A.                  $4,166,666.66        $11,602,367.40                    $0              $0
-------------------------------------------------------------------------------------------------------------
Girocredit Bank                   $4,166,666.67         $3,861,444.97                    $0              $0
-------------------------------------------------------------------------------------------------------------
NationsBank, N.A.                 $4,166,666.67         $3,861,444.97                    $0              $0
-------------------------------------------------------------------------------------------------------------
Banco Santander Puerto Rico                  $0                    $0         $5,160,614.90              $0
=============================================================================================================